Exhibit 10.2

Execution Version

SECOND AMENDED AND RESTATED UNCONDITIONAL GUARANTY

THIS SECOND AMENDED AND RESTATED UNCONDITIONAL GUARANTY (this “Guaranty”) is dated as of July 6, 2016, and made by THE MACERICH COMPANY, a Maryland corporation (“Guarantor”), in favor of DEUTSCHE BANK AG NEW YORK BRANCH, in its capacity as Administrative Agent for the Lenders described below (in such capacity, together with its successors in such capacity, “Administrative Agent”).

R E C I T A L S

A.        Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement referred to below.

B.        Pursuant to the Existing Credit Agreement, the Existing Lenders have made a $1,500,000,000 revolving credit facility and a $125,000,000 term loan facility available to The Macerich Partnership, L.P., a Delaware limited partnership (the “Borrower”) and certain subsidiaries and affiliates of Borrower.

C.        Pursuant to that certain Amended and Restated Unconditional Guaranty dated as of August 6, 2013 (as Modified prior to the date hereof, the “Existing Guaranty”) made by Guarantor in favor of Deutsche Bank Trust Company Americas, as administrative agent for the Existing Lenders, Guarantor guaranteed the obligations of Borrower under the Existing Credit Agreement.

D.        Pursuant to that certain Second Amended and Restated Credit Agreement dated as of even date herewith (as Modified from time to time, the “Credit Agreement”) by and among Borrower, Guarantor, the Lenders from time to time party thereto (the “Lenders”) and Administrative Agent, the Lenders, the Swing Line Lenders, the Issuing Lenders and Borrower have agreed to amend and restate the Existing Credit Agreement in its entirety and DBNY has agreed to act as Administrative Agent on behalf of the Lenders on the terms and subject to the conditions set forth therein and in the other Loan Documents.

E.        It is a condition precedent to the amendment and restatement of the Existing Credit Agreement in its entirety and the effectiveness of the Credit Agreement that Guarantor execute and deliver this Guaranty to Administrative Agent.

A G R E E M E N T

NOW THEREFORE, to induce the Lenders, Swing Line Lenders and Issuing Lenders to amend and restate the Existing Credit Agreement in its entirety, to enter into and deliver the Credit Agreement and to continue to extend the Loans and other financial accommodations to Borrower under the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor hereby covenants and agrees as follows:

1.             Guarantee of Obligations.  Guarantor does hereby unconditionally, absolutely and irrevocably guarantee to Administrative Agent, for the benefit of the Lenders, Swing Line Lenders, Issuing Lenders, and Agents and their respective successors and assigns, as a primary obligor and not merely as a surety, (a) the due and punctual payment by Borrower of all Obligations (including interest accruing and other monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding or otherwise enforceable, but excluding any Excluded Swap Obligations), when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of Borrower under or pursuant to the Credit Agreement and the other Loan Documents (other than any Excluded Swap Obligations) (all the monetary and other obligations referred to in the preceding clauses (a) and (b) being collectively called the “Guaranteed Obligations”).  Guarantor further agrees that the Guaranteed Obligations may be Modified, waived, accelerated or compromised from time to time, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any Modification, waiver, acceleration or compromise of any of the Guaranteed Obligations.  For purposes of this Guaranty, “Excluded Swap Obligations” means, with respect to Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the guarantee of Guarantor of such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute (the “Commodity Exchange Act”), or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guarantee of Guarantor becomes effective with respect to such Swap Obligation.  If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee is or becomes illegal.  For purposes of this Guaranty, “Swap Obligation” means, with respect to Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

2.             Nature of Guaranty.  This is an irrevocable, absolute, continuing guaranty of payment and performance and not a guaranty of collection.  Guarantor waives any right to require that any resort be had by any Agent, Swing Line Lender, Issuing Lender or Lender to any of the security held for payment of the Guaranteed Obligations or to any balance of any deposit account or credit on the books of any Agent, Swing Line Lender, Issuing Lender or Lender in favor of Borrower or any other person.  This Guaranty may not be revoked by Guarantor and shall continue to be effective with respect to the Guaranteed Obligations arising or created after any attempted revocation by Guarantor.  It is the intent of Guarantor that the obligations and liabilities of Guarantor hereunder are absolute and unconditional under any and all circumstances and that until the Guaranteed Obligations are fully and finally satisfied, such obligations and liabilities shall not be discharged or released in whole or in part, by any act or occurrence which might, but for the provisions of this Guaranty, be deemed a legal or equitable discharge or release of Guarantor.

3.             Rights Independent.  The obligations of Guarantor hereunder are independent of the Obligations of Borrower or the obligations of any other Person, including any other Person executing a guaranty of any or all of the Guaranteed Obligations (such Person, an “Other Guarantor”) or any security for the Guaranteed Obligations, and Administrative Agent may proceed in the enforcement hereof independently of any other right or remedy that Administrative Agent may at any time hold with respect to the Guaranteed Obligations or any security or other guarantee therefor.  Administrative Agent may file a separate action or actions against Guarantor hereunder, whether an action is brought and prosecuted with respect to any security or against Borrower or any Other Guarantor or any other Person, or whether Borrower or any Other Guarantor or any other Person is joined in any such action or actions.  Guarantor waives the benefit of any statute of limitations affecting its liability hereunder or the enforcement of the Guaranteed Obligations.  The liability of Guarantor hereunder shall be reinstated and revived, and the rights of each Agent, Swing Line Lender, Issuing Lender and Lender shall continue, with respect to any amount at any time paid on account of the Guaranteed Obligations which shall thereafter be required to be restored or returned by any Agent, Swing Line Lender, Issuing Lender or Lender upon the bankruptcy, insolvency, or reorganization of Borrower or any other Person, or otherwise, all as though such amount had not been paid.  Guarantor further agrees to the extent (i) Borrower or Guarantor makes any payment to any Agent, Swing Line Lender, Issuing Lender or Lender in connection with the Guaranteed Obligations and all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by the trustee, receiver or any other entity, whether under the Bankruptcy Code of the United States of America, any other federal, state or local laws concerning bankruptcy, insolvency, reorganization or relief of debtors, or otherwise, or (ii) in the event following the payment in full of the Guaranteed Obligations, any Agent, Swing Line Lender, Issuing Lender, or Lender is subject to further liability, loss, or expense covered by the indemnification obligations set forth in the Loan Documents (the payments and obligations referred to in clauses (i) and (ii) above are hereafter referred to, collectively, as “Preferential Payments”), then this Guaranty shall continue to be effective or shall be reinstated, as the case may be, and, to the extent of such payment or repayment by such Agent, Swing Line Lender, Issuing Lender or Lender, the Guaranteed Obligations or part thereof intended to be satisfied by such Preferential Payment shall be revived and continued in full force and effect as if said Preferential Payment had not been made.

4.             Authority to Modify the Guaranteed Obligations.  Guarantor authorizes each Agent, Swing Line Lender, Issuing Lender and Lender, without notice to or demand on Guarantor and without affecting its liability hereunder or the enforceability hereof, from time to time to:  (a) Modify, waive, accelerate or compromise the time for payment or the terms of the Guaranteed Obligations or any part thereof, including increase or decrease the rates of interest thereon; (b) Modify, waive, accelerate, compromise, or enter into or give any agreement, approval, or consent with respect to, the Guaranteed Obligations or any part thereof or any of the Loan Documents or any security or additional guaranties, or any condition, covenant, default, remedy, right, representation, or term thereof or thereunder; (c) accept new or additional instruments, documents, or agreements in exchange for or relative to any of the Loan Documents or the Guaranteed Obligations or any part thereof; (d) accept partial payments on the Guaranteed Obligations; (e) receive and hold additional security or guaranties for the Guaranteed Obligations or any part thereof or this Guaranty; (f) release, reconvey, terminate, waive, abandon, subordinate, exchange, substitute, transfer, and enforce the Guaranteed Obligations or any security or any other guaranties, and apply any security and direct the order or manner of sale thereof as such Agent, Swing Line Lender, Issuing Lender or Lender in its discretion may determine; (g) release Borrower, any other Person or any Other Guarantor from any personal liability with respect to the Guaranteed Obligations or any part thereof; (h) settle, release on terms satisfactory to such Agent, Swing Line Lender, Issuing Lender or Lender or by operation of law or otherwise, compound, compromise, collect, or otherwise liquidate or enforce any of the Guaranteed Obligations and any security or other guarantee in any manner, consent to the transfer of any security, and bid and purchase at any sale; and (i) consent to the merger or any other change, restructure, or termination of the corporate existence of Borrower or any other Person and correspondingly restructure the Guaranteed Obligations, and any such merger, change, restructure, or termination shall not affect the liability of Guarantor hereunder or the enforceability hereof with respect to all Guaranteed Obligations.

5.             Waiver of Defenses.

(a)           Guarantor waives any right to require any Agent, Swing Line Lender, Issuing Lender or Lender, prior to or as a condition to the enforcement of this Guaranty, to:  (i) proceed against Borrower or any other Person or any Other Guarantor; (ii) proceed against or exhaust any security for the Guaranteed Obligations or to marshal assets in connection with foreclosing collateral security; (iii) give notice of the terms, time, and place of any public or private sale of any security for the Guaranteed Obligations; or (iv) pursue any other remedy in such Agent’s, Swing Line Lender’s, Issuing Lender’s or Lender’s power whatsoever.

(b)           Guarantor waives any defense arising by reason of:  (i) any disability or other defense of Borrower or any other Person with respect to the Guaranteed Obligations; (ii) the unenforceability or invalidity of the Guaranteed Obligations, any of the Loan Documents or any security or any other guarantee for the Guaranteed Obligations, or the lack of perfection or failure of priority of any security for the Guaranteed Obligations; (iii) the cessation from any cause whatsoever of the liability of Borrower or any other Person or any Other Guarantor (other than by reason of the full payment and discharge of the Guaranteed Obligations); (iv) any act or omission of any Agent, Swing Line Lender, Issuing Lender or Lender or any other Person which directly or indirectly results in or aids the discharge or release of Borrower or any other Person or the Guaranteed Obligations or any security or other guarantee therefor by operation of law or otherwise; (v) the taking or accepting of any other security, collateral or guaranty, or other assurance of the payment or performance of all or any of the Guaranteed Obligations; (vi) any release, surrender, exchange, subordination, deterioration, waste, loss or impairment by any Agent, Swing Line Lender, Issuing Lender or Lender (including any negligent impairment but excluding any gross negligent or willful impairment) of any collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Obligations; (vii) the failure of any Agent, Swing Line Lender, Issuing Lender, Lender or other Person to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of any collateral, property or security (but excluding any gross negligence or willful misconduct on the part of any Agent, Swing Line Lender, Issuing Lender or Lender); (viii) the fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the indebtedness evidenced by the Notes or the Guaranteed Obligations shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien; (ix) any payment by Borrower to any Agent, Swing Line Lender, Issuing Lender or Lender is held to constitute a preference under the Bankruptcy Code of the United States of America or any other federal, state or local laws concerning bankruptcy, insolvency, reorganization or relief of debtors, or for any reason any Agent, Swing Line Lender, Issuing Lender or Lender is required to refund such payment or pay such amounts to Borrower or someone else; and (x) any and all other suretyship or guarantor defenses that may be available to Guarantor (other than by reason of the full payment and discharge of the Guaranteed Obligations).

(c)            Guarantor waives:  (i) all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and all other notices of any kind or nature whatsoever with respect to the Guaranteed Obligations, and notices of acceptance of this Guaranty and of the existence, creation, or incurring of new or additional Guaranteed Obligations; (ii) any rights to set-offs, recoupments, claims or counterclaims; and (iii) any right to revoke or terminate this Guaranty.

6.             Subordination.

(a)           Guarantor hereby covenants and agrees that the principal of, or interest on, all now existing and hereafter arising Indebtedness of Borrower and the other Borrower Parties to Guarantor (the “Claims”) and all rights and remedies of Guarantor with respect thereto and any lien securing payment thereof are and shall continue to be subject, subordinate and rendered junior in the right of payment to the Guaranteed Obligations, as the same may be Modified, waived, accelerated or compromised from time to time.

(b)           Guarantor represents and warrants to Administrative Agent that Guarantor is or will be the sole and absolute owner of the Claims and shall not sell, assign, transfer or otherwise dispose of any right it may have to repayment of the Claims or any security therefor except to the extent permitted under the Credit Agreement.  Guarantor hereby further covenants and agrees that upon the occurrence and during the continuation of any Event of Default, until the Guaranteed Obligations are paid and performed in full:  (i) Guarantor will not sell, assign, transfer or endorse the Claims or any part or evidence thereof; (ii) Guarantor will not Modify the Claims or any part or evidence thereof; and (iii) Guarantor will not take, or permit any action to be taken, to assert, collect or enforce the Claims or any part thereof.

(c)            Upon any distribution of all of the assets of Borrower to creditors of Borrower upon the dissolution, winding up, liquidation, arrangement, or reorganization of Borrower, whether in any bankruptcy, insolvency, arrangement, reorganization or receivership proceeding or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of Borrower or otherwise, any payment or distribution of any kind (whether in cash, property or securities) which is payable or deliverable upon or with respect to the Claims shall be held in trust for the Agents, Swing Line Lenders, Issuing Lenders and Lenders and shall be paid over or delivered to Administrative Agent for the benefit of the Lenders, Swing Line Lenders, Issuing Lenders and Agents to be applied against the payment or prepayment of the Guaranteed Obligations until the Guaranteed Obligations shall have been paid in full.  If any proceeding referred to in the preceding sentence is commenced by or against Borrower:  (i) Administrative Agent is hereby irrevocably authorized and empowered (in its own name or in the name of Guarantor or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in the preceding sentence and give acquittance therefor and to file claims and proofs of claim and take such other action (including, without limitation, voting the Claims or enforcing any security interest or other lien securing payment of the Claims) as Administrative Agent may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of Administrative Agent hereunder; and (ii) Guarantor shall duly and promptly take such action as Administrative Agent may reasonably request (A) to collect the Claims for account of Administrative Agent and to file appropriate claims or proofs of claim in respect of the Claims, (B) to execute and deliver to Administrative Agent such powers of attorney, assignments, or other instruments as it may reasonably request in order to enable it to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the Claims, and (C) to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Claims.

(d)           Upon any distribution of all of the assets of any Borrower Party to creditors of such Borrower Party upon the dissolution, winding up, liquidation, arrangement, or reorganization of such Borrower Party, whether in any bankruptcy, insolvency, arrangement, reorganization or receivership proceeding or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of such Borrower Party or otherwise, any payment or distribution of any kind (whether in cash, property or securities) which is payable or deliverable upon or with respect to the Claims shall be held in trust for the Agents, Swing Line Lenders, Issuing Lenders and Lenders and shall be paid over or delivered to Administrative Agent for the benefit of the Lenders, Swing Line Lenders, Issuing Lenders and Agents to be applied against the payment or prepayment of the Guaranteed Obligations until the Guaranteed Obligations shall have been paid in full.  If any proceeding referred to in the preceding sentence is commenced by or against any Borrower Party:  (i) Administrative Agent is hereby irrevocably authorized and empowered (in its own name or in the name of Guarantor or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in the preceding sentence and give acquittance therefore and to file claims and proofs of claim and take such other action (including, without limitation, voting the Claims or enforcing any security interest or other lien securing payment of the Claims) as Administrative Agent may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of Administrative Agent hereunder; and (ii) Guarantor shall duly and promptly take such action as Administrative Agent may reasonably request (A) to collect the Claims for account of Administrative Agent and to file appropriate claims or proofs of claim in respect of the Claims, (B) to execute and deliver to Administrative Agent such powers of attorney, assignments, or other instruments as it may reasonably request in order to enable it to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the Claims, and (C) to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Claims.

(e)            All payments or distributions upon or with respect to the Claims which are received by Guarantor contrary to the provisions of this Guaranty shall be received in trust for the benefit of Administrative Agent, shall be segregated from other funds and property held by Guarantor and shall be forthwith paid over to Administrative Agent in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to, or held as collateral (in the case of non-cash property or securities) for, the payment or prepayment of the Guaranteed Obligations.

7.            Deferral of Subrogation.  Until all of the Guaranteed Obligations have been paid and performed in full, (i) Guarantor shall not exercise any rights of subrogation, contribution or reimbursement against Borrower or any Other Guarantor of the Guaranteed Obligations, and (ii) Guarantor shall not exercise any right to enforce any right, power or remedy which any Agent, Swing Line Lender, Issuing Lender or Lender now has or may in the future have against Borrower or any Other Guarantor and any benefit of, and any right to participate in, any security for this Guaranty or for the obligations of Borrower or any Other Guarantor now or in the future held by any Agent, Swing Line Lender, Issuing Lender or Lender.  If Guarantor nevertheless receives payment of any amount on account of any such subrogation, contribution or reimbursement rights or otherwise in respect of any payment by Guarantor of the Guaranteed Obligations prior to payment and performance in full of all of the Guaranteed Obligations, such amount shall be held in trust for the benefit of Administrative Agent and immediately paid to Administrative Agent for application to the Guaranteed Obligations in such order and manner as Administrative Agent may determine.  For the avoidance of doubt, neither this Section 7 nor any other provision of this Guaranty shall prohibit Guarantor from receiving (and retaining for its own account) any distributions made by Borrower in accordance with Section 8.10 of the Credit Agreement that are not made on account of the exercise by Guarantor of any rights of subrogation, contribution or reimbursement.

8.            Condition of Borrower.  Guarantor represents and warrants to Administrative Agent, for the benefit of the Lenders, Swing Line Lenders, Issuing Lenders and Agents, that:  (a) this Guaranty is executed at the request of Borrower; (b) Guarantor has established adequate means of obtaining from Borrower on a continuing basis financial and other information pertaining to the business of Borrower; (c) Guarantor is now and will continue to be adequately familiar with the business, operations, condition, and assets of Borrower; (d) Guarantor will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents; and (e) the agreements, waivers and acknowledgements contained herein are knowingly made in contemplation of such benefits.  Guarantor hereby waives and relinquishes any duty on the part of any Agent, Swing Line Lender, Issuing Lender or Lender to disclose to Guarantor any matter, fact or thing relating to the business, operations, condition, or assets of Borrower now known or hereafter known by any Agent, Swing Line Lender, Issuing Lender or Lender during the life of this Guaranty.  With respect to any of the Guaranteed Obligations, no Agent, Swing Line Lender, Issuing Lender or Lender need inquire into the powers of Borrower or the officers or employees acting or purporting to act on its behalf, and all Guaranteed Obligations made or created in good faith reliance upon the professed exercise of such powers shall be guaranteed hereby.

9.            Representations and Warranties of Guarantor.  Guarantor represents and warrants to Administrative Agent that all of the representations and warranties relating to Guarantor contained in the Credit Agreement are true and correct as of the date made.

10.          Payments.  All payments made by Guarantor to or for the account of any Agent, Swing Line Lender, Issuing Lender or Lender shall be made without condition or deduction of any kind, including for any counterclaim, defense, recoupment or set-off.  All payments made by Guarantor hereunder shall be made free and clear of and without deduction for any present or future Indemnified Taxes or Other Taxes.  Guarantor shall pay such Taxes and shall promptly furnish to Administrative Agent copies of any tax receipts or such evidence of payment as any Agent, Swing Line Lender, Issuing Lender or Lender may reasonably require.

11.          Costs and Expenses in Enforcement.  Guarantor agrees to pay to Administrative Agent all reasonable out of pocket advances, charges, costs, and expenses, including reasonable attorneys’ fees, incurred or paid by Administrative Agent in exercising any right, power, or remedy conferred by this Guaranty, or in the enforcement of this Guaranty, whether or not an action is filed in connection therewith.

12.          Notices.  All notices, requests, demands and other communications which are required or may be given under this Guaranty shall be in writing and shall be delivered to the parties hereto in the manner provided in the Credit Agreement to the following addresses:

To Guarantor:	The Macerich Company 401 Wilshire Boulevard, Suite 700 Santa Monica, CA 90401 Attention: Thomas E. O’Hern

with copies to:

The Macerich Company
401 Wilshire Boulevard, Suite 700
Santa Monica, CA 90401
Attention: Thomas J. Leanse, Esq.

The Macerich Company
401 Wilshire Boulevard, Suite 700
Santa Monica, CA 90401
Attention: Scott Kingsmore

To Administrative Agent:	Deutsche Bank AG New York Branch 60 Wall Street MS: NYC60-1005, New York, NY 10005 Attn: James Rolison Telephone: (212) 250-3352 Email: james.rolison@db.com

With a copy to:

Hanover Street Capital on behalf of Deutsche Bank
200 Crescent Court, Suite 550
Dallas, TX 75201
Attention: Scott Speer
Telephone: (214) 740-7903
Email: Scott-x.Speer@db.com

and

Latham & Watkins LLP
355 South Grand Avenue
Los Angeles, California 90071
Attention: Jason R. Bosworth, Esq.

Email: Jason.Bosworth@lw.com

To a Lender:	To the Administrative Agent under the Credit Agreement.

Any party may change the address to which notices are to be sent by notice of such change to each other party given as provided above.

13.          Termination.  The guarantees made hereunder (a) shall terminate when all of the Guaranteed Obligations have been paid and performed in full, and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Obligation is rescinded or must otherwise be restored by any Lender or Guarantor upon the bankruptcy or reorganization of Borrower, Guarantor or otherwise.

14.          No Waiver; Cumulative Remedies.  The rights, powers and remedies of Administrative Agent hereunder and under the other Loan Documents are cumulative and in addition to all rights, powers and remedies provided under any and all agreements among Guarantor, Borrower, any Agent, any Swing Line Lender, any Issuing Lender and/or any Lender relating to the Guaranteed Obligations, at law, in equity or otherwise.  Any delay or failure by Administrative Agent to exercise any right, power or remedy shall not constitute a waiver thereof by any Agent, Swing Line Lender, Issuing Lender or Lender, and no single or partial exercise by Administrative Agent of any right, power or remedy shall preclude other or further exercise thereof or any exercise of any other rights, powers or remedies.  Without limiting the foregoing, Administrative Agent on behalf of the Lenders, Swing Line Lenders, Issuing Lenders and other Agents is hereby authorized to demand specific performance of this Guaranty at any time when Guarantor shall have failed to comply with any of the provisions of this Guaranty applicable to it.

15.          Amendments.  Subject to Section 11.2 of the Credit Agreement, this Guaranty may be Modified only by, and none of the terms hereof may be waived without, a written instrument executed by Guarantor and Administrative Agent.

16.          Waivers.  Guarantor warrants and agrees that each of the waivers set forth in this Guaranty are made with Guarantor’s full knowledge of their significance and consequences, and that under the circumstances, the waivers are reasonable and not contrary to public policy or law.  If any of such waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the maximum extent permitted by law.

17.          Binding Agreement.  This Guaranty and the terms, covenants, and conditions hereof shall be binding upon and inure to the benefit of Guarantor, each Agent, each Swing Line Lender, each Issuing Lender, each Lender, and their respective successors and assigns; provided, however, that Guarantor shall not be permitted to transfer, convey, assign or delegate this Guaranty or any interest herein without the prior written consent of Administrative Agent and, to the extent required pursuant to the Credit Agreement, the Lenders, the Swing Line Lenders, the Issuing Lenders and the other Agents.  Each Lender, Swing Line Lender and Issuing Lender may assign its interest hereunder in whole or in part in connection with an assignment of its interest in the Guaranteed Obligations pursuant to the Credit Agreement (including pursuant to Section 11.8 thereof).

18.          GOVERNING LAW.  THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

19.          JURISDICTION.  ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY, GUARANTOR CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS.  GUARANTOR IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS GUARANTY.  GUARANTOR WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

20.          WAIVER OF JURY TRIAL.  GUARANTOR, AND BY ACCEPTANCE OF THIS GUARANTY, EACH AGENT, SWING LINE LENDER, ISSUING LENDER AND LENDER, WAIVES ITS RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES TO THE CREDIT AGREEMENT AGAINST ANY OTHER PARTY OR ANY PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE.  GUARANTOR, AND BY ACCEPTANCE OF THIS GUARANTY, EACH AGENT, SWING LINE LENDER, ISSUING LENDER AND LENDER, AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY.  WITHOUT LIMITING THE FOREGOING, GUARANTOR, AND BY ACCEPTANCE OF THIS GUARANTY, ADMINISTRATIVE AGENT AND EACH OF THE LENDERS, FURTHER AGREES THAT ITS RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS GUARANTY OR ANY PROVISION HEREOF OR THEREOF.  THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY.

21.          Severability.  In case any one or more of the provisions contained in this Guaranty should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction).  The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

22.          Counterparts.  This Guaranty may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Guaranty by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Guaranty.

23.          Exculpation.  In no event shall any officer, director, employee, agent, consultant, investor or manager of Guarantor, nor shall any other Person (except only the Guarantor), have any guaranty or indemnification obligation or liability of any kind under this Guaranty.

24.          Miscellaneous.  All words used herein in the plural shall be deemed to have been used in the singular, and all words used herein in the singular shall be deemed to have been used in the plural, where the context and construction so require.  Section headings in this Guaranty are included for convenience of reference only and are not a part of this Guaranty for any other purpose.

25.          Effect of Amendment and Restatement.  This Guaranty amends and restates the Existing Guaranty in its entirety.  It is expressly understood and agreed by the parties hereto that this Guaranty is in no way intended to and does not constitute a novation or termination of the obligations and liabilities existing under the Existing Guaranty or evidence satisfaction of all or any of such obligations and liabilities, nor does the amendment and restatement hereunder of the Existing Guaranty, or the concurrent amendment and restatement of any document, agreement, waiver or other instrument executed in connection therewith, constitute a waiver of any conditions or requirements set forth herein or therein, whether or not performed, fulfilled or required to be performed or fulfilled prior to the date hereof.  This Guaranty does not evidence a termination and re-guaranty of the Guaranteed Obligations under the Existing Guaranty (which guaranty of the Guaranteed Obligations shall be continuing in all respects).  Any reference to the “Guaranty” or the “REIT Guaranty” or words of like import in any other Loan Document shall mean this Guaranty as hereby amended and restated.

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IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed as of the date first written above.

GUARANTOR:

THE MACERICH COMPANY,
a Maryland corporation

By:	/s/ Thomas E. O’Hern
Name:	Thomas E. O’Hern
Title:	Senior Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to Macerich REIT Guaranty]

ADMINISTRATIVE AGENT:

DEUTSCHE BANK AG NEW YORK BRANCH,
as Administrative Agent

By:	/s/ James Rolison
Name:	James Rolison
Title:	Managing Director

By:	/s/ Joanna Soliman
Name:	Joanna Soliman
Title:	Vice President

[Signature Page to Macerich REIT Guaranty]